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EXHIBIT NO. 21.: SUBSIDIARIES, RELATED COMPANIES, ETC. - VOTING SHARES

With the exception of a number of subsidiaries which, considered in the aggregate, would not constitute a significant Subsidiary, the Subsidiaries of Alcan, as of 1 March 1999, are listed below. All Subsidiaries and Joint Ventures named below are consolidated in the financial statements incorporated by reference in this report. The list also includes several Related Companies for which Alcan reports its interest in the net income or loss of such companies. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented. Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note on page 33.

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

       SUBSIDIARIES, RELATED COMPANIES, ETC.        ORGANIZED UNDER    % OF VOTING
                                                      THE LAWS OF     SHARES HELD BY
                                                                         IMMEDIATE
                                                                          OWNER



Alcan Adminco Inc.                                   Canada            100
Alcan Aluminio (America Latina) Inc.                 Canada            100
Alcan Aluminum Corporation                           Ohio              100
     Alcan Automotive Castings, Inc.                 Ohio              100
          Altek Automotive Castings Partnership      Delaware           50
     Alcan Cable (Mexico), Inc.                      Georgia           100
     Alcan Management Services U.S.A. Inc.           Ohio              100
     Erieview Cartage, Inc.                          Ohio              100
     Logan Aluminum Inc.                             Delaware           40
Alcan Asia Pacific Limited                           Canada            100
Alcan Empreendimentos Ltda.                          Brazil            100
     Alcan Aluminio do Brasil Ltda.                  Brazil            100
          Alcan Aluminio Pocos de Caldas S.A.        Brazil            100
          Consorcio de Aluminio do Maranhao
            ("Consorcio Alumar") (UNINCORPORATED)    Brazil             10
     Petrocoque S.A. - Industria e Comercio          Brazil             25
     Mineracao Rio do Norte S.A.                     Brazil             12.5
Alcan Europe Limited                                 England           100
Alcan Finances (Bda) Ltd.                            Bermuda           100
     Alcan Asia Limited                              Hong Kong         100
     Alcan (Bermuda) Limited                         Bermuda           100
          Alcan Shipping (Bermuda) Limited           Bermuda           100
     Alcan Nikkei Asia Holdings Ltd.                 Bermuda            60    (1)
          Alcan Nikkei Siam Limited                  Thailand           33    (2)
          Alcan Nikkei Thai Limited                  Thailand           75    (3)
          Alcom Nikkei Specialty Coatings Sdn. Bhd.  Malaysia           50    (4)
          Aluminium Company of Malaysia Berhad       Malaysia           59.2
          Aluminium Development Company (Thailand)
            Limited                                  Thailand           16    (5)
          Nikkei Holdings Pte. Limited               Singapore         100
          Nonfemet International (China-Canada-Japan)
            Aluminium Company Limited                China              45
     Alcan Nikkei China Limited                      China              49    (6)
     Champlain Insurance Company Ltd.                Bermuda           100
     Frialco S.A.                                    Cayman Islands     20
     Halco (Mining) Inc.                             Delaware           33
          Compagnie des Bauxites de Guinee           Delaware           51
Alcan Finances B.V.                                  Netherlands       100
Alcan Finances (Ireland) Limited                     Canada            100
     Alcan Aluminium AG                              Switzerland       100
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

       SUBSIDIARIES, RELATED COMPANIES, ETC.        ORGANIZED UNDER    % OF VOTING
                                                      THE LAWS OF     SHARES HELD BY
                                                                         IMMEDIATE
                                                                          OWNER


          Alcan Rorschach AG                         Switzerland        100
     Alcan Finances (Ireland) Company                Ireland            100
Alcan Finances (U.K.)                                England            100
Alcan France Holdings                                France             100
     Alcan France                                    France              91.1 (7)
          Evolutis S.A.                              France             100
               Evolutis Espinos-Roy                  France              95   (8)
          Technal AB                                 Sweden              99
          Technal Aluminium Systems SA               Switzerland        100
          Technal Iberica                            Spain              100
          Technal Portuguesa Systemas de Aluminio
             Limitada                                Portugal           100
               Evolutis Conforto e Ambiante Ltda     Portugal           100
          Technal Limited                            England            100
          Technal South East Asia Co. Ltd.           Thailand            49
          Transports et Aluminium Industries
             S.A.R.L.                                France             100
Alcan International Limited                          Canada             100
Alcan Ireland Limited                                Ireland            100
Alcan Luxembourg S.A.                                Luxembourg         100
     Alcan Alluminio S.p.A.                          Italy              100
          Alcanital Services S.r.l.                  Italy              100
     Alcan Deutschland GmbH                          Germany             98.6 (9)
          Alcan Austria GmbH                         Austria            100
          Alcan Lamines France                       France              40  (10)
          Aluminium Norf GmbH                        Germany             50
     Alcan Iberica, S.A.                             Spain              100
     BAA Holdings S.A.                               Luxembourg         100
          British Alcan Aluminium plc                England            100
               Alcan Automotive Structures (UK)
                 Ltd.                                England            100
               Alcan BAP Limited                     England            100
               Alcan BAS Limited                     England            100
               Alcan Chemicals Europe Limited        England            100
               Alcan Chemicals Limited               England            100
               Alcan Colwick Holdings Limited        England            100
               Alcan Colwick Limited                 England            100
               Alcan Contracts Limited               England            100
               Alcan Farms Limited                   England            100
               Alcan Metal Centres (Midlands)
                 Limited                             England            100
               Alcan Metal Centres Limited           Scotland           100
               Alcan Shipping Services (UK) Limited  England            100
               Alcan Speciality and Aerospace
                 Limited                             England            100
               Alcan St Helens Limited               England            100
               Alcan Stockists South Limited         England            100
               Alcan Swinton Limited                 England            100
               Alcan Systems and Conservatories
                 Limited                             England            100
               Alcan Systems Limited                 England            100
               Alcan Windows Limited                 England            100
               Alliance Aluminium Holdings Limited   England            100
               Aluminium Corporation Limited         England            100
               Aluminium Sulphate Limited            England             50
               Aluminium Supply (Aerospace) Limited  England            100
               Aylesford (Packaging) Limited         England            100
               BA Chemicals Limited                  England            100
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
        SUBSIDIARIES, RELATED COMPANIES, ETC.                        ORGANIZED UNDER                     % OF VOTING
                                                                       THE LAWS OF                      SHARES HELD BY
                                                                                                          IMMEDIATE
                                                                                                            OWNER
ALCAN LUXEMBOURG S.A. (CONTINUED)
     BAA HOLDINGS S.A. (CONTINUED)
          BRITISH ALCAN ALUMINIUM PLC (CONTINUED)
               BA Finance Limited                                    England                                 100
               BA Metals Limited                                     England                                 100
               Belfast Aluminium Limited                             Northern Ireland                        100
               British Alcan Conductor Limited                       England                                 100
               British Alcan Consumer Products Limited               England                                 100
               British Alcan Extrusions Limited                      England                                 100
               British Alcan Highland Estates Limited                England                                 100
               British Alcan Primary and Recycling Limited           England                                 100
               British Alcan Rolled Products Limited                 England                                 100
               British Alcan Snappies Limited                        England                                 100
               British Alcan Wire and Conductor Limited              England                                 100
               Four County Windows Limited                           England                                 100
               Gentrin Limited                                       England                                 100
               Pearhouse Limited                                     England                                 100
               Pentagon Radiator (Stafford) Limited                  England                                 100
               Propax Packaging Products Limited                     England                                 100
               Saguenay Shipping (U.K.) Limited                      England                                 100
               TBAC Limited                                          England                                 100
                    Alcan Aluminium UK Limited                       England                                  90              (11)
                    British Alcan Overseas Investments Limited       England                                 100
                         Saratoga Resources N.V.                     Netherland Antilles                      20
                         Vigelands Metal Refinery A/S                Norway                                   50
                    Ghana Bauxite Company Limited                    Ghana                                    80
                    Isleburn Limited                                 Scotland                                 21.7
                         MacKay & MacLeod Engineering Limited        Scotland                                100
                    Kinlochleven Road Transport Company Limited      Scotland                                 25
                    The Lochaber Power Company                       Scotland                                100
                    Venesta Foils Limited                            England                                 100
                    Vigelands Brug A/S                               Norway                                  100
               Thames Alum Limited                                   England                                 100
               The Bowling Back Land Company                         England                                  50
               Ulster Aluminium Stockists Limited                    Northern Ireland                        100
               Westbro Welding Wire Limited                          England                                 100
Alcan Management Services Canada Limited                             Canada                                  100
Alcan Nikkei Asia Company Ltd.                                       Bermuda                                  60              (1)
Alcan Nikkei Korea Limited                                           China                                    49              (6)
Alcan Realty Limited                                                 Canada                                  100
Alcan Shannon Company                                                Ireland                                 100
Alcan Shipping Services Limited                                      Canada                                  100
Alcan Smelters and Chemicals Limited                                 Canada                                  100
Alcan-Sprostons Limited                                              Jamaica                                 100
Alpac Aluminium Inc.                                                 Canada                                   50             (12)
Aluminio de Venezuela, C.A.                                          Venezuela                                49
Aluminum Company of Canada, Limited                                  Canada                                  100
Cable Alcan de Mexico, S.A. de  C.V.                                 Mexico                                  100
Indian Aluminium Company, Limited                                    India                                    54.62
Jamalcan (UNINCORPORATED)                                            Jamaica                                  93
Nippon Light Metal Company, Ltd.                                     Japan                                     6.1           (13)
N.V. Alcan Aluminium Products Benelux S.A.                           Belgium                                 100
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

       SUBSIDIARIES, RELATED COMPANIES, ETC.        ORGANIZED UNDER    % OF VOTING
                                                      THE LAWS OF     SHARES HELD BY
                                                                         IMMEDIATE
                                                                          OWNER


Societe des Alumines et Bauxites de Provence         France            100
The Roberval and Saguenay Railway Company            Quebec            100
3088405 Canada Inc.                                  Canada            100
     Alcan South Pacific Pty Ltd.                    Australia         100
          Alcan Queensland Smelter Pty Ltd.          Australia         100
          Queensland Alumina Limited                 Australia          21.4
          Queensland Alumina Security Corporation    Delaware           20
          Wenlock Bauxite Pty Limited                Australia         100
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



    NOTE       ADDITIONAL OWNERSHIP THROUGH                  % OF VOTING
                                                             SHARES HELD
    (1)        Nippon Light Metal Company, Ltd.              40.0
    (2)        Nikkei Holdings Pte. Limited                  37.0
    (3)        Nikkei Holdings Pte. Limited                   2.6
    (4)        Aluminium Company of Malaysia Berhad          50.0
    (5)        Alcan Nikkei Thai Limited                     84.0
    (6)        Nippon Light Metal Company, Ltd.              51.0
    (7)        Alcan Aluminium Limited                        8.9
    (8)        Transports et Aluminium Industries S.A.R.L.    5.0
    (9)        Alcan Aluminium AG                             1.4
   (10)        British Alcan Aluminium plc                   30.0
               Alcan Alluminio S.p.A.                        30.0
   (11)        British Alcan Aluminium plc                   10.0
   (12)        Nippon Light Metal Company, Ltd.              50.0
   (13)        Alcan Nikkei Asia Holdings Ltd.                8.5*

               *  non-voting

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